                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 11, 2000

                          The Goldman Sachs Group, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                           No. 001-14965                       No. 13-4019460
        -----------------                     -------------------                -------------------
         (State or Other                          (Commission                      (IRS Employer
         Jurisdiction of                          File Number)                     Identification
          Incorporation)                                                                 No.)

          85 Broad Street
         New York, New York                                                              10004
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 (Address of Principal Executive offices)                                              (Zip Code)

Registrant's telephone number, including area code:    (212) 902-1000
                                                       --------------

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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         A copy of a press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

 (c)     Exhibits.

         The following document is filed as an Exhibit to this report:

         99.1    Press Release, dated September 11, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE GOLDMAN SACHS GROUP, INC.
                                                   (Registrant)

                                                   By:  /s/ Dan H. Jester
                                                       -------------------------
                                                       Name:  Dan H. Jester
                                                       Title: Vice President and
                                                                 Treasurer
Date:  September 11, 2000

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                                              EXHIBIT INDEX

99.1   Press Release, dated September 11, 2000

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